SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 5, 2001


                           IWERKS ENTERTAINMENT, INC.
               (Exact Name of Registrant as Specified in Charter)

      Delaware                        0-22558                    95-4439361
   (State or Other           (Commission File Number)           (IRS Employer
   Jurisdiction of                                             Identification
   Incorporation)                                                  Number)

                            4520 West Valerio Street
                         Burbank, California 91505-1045
               (Address of Principal Executive Offices) (Zip Code)

                                 (818) 841-7766
              (Registrant's telephone number, including area code)



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     ITEM 5. OTHER EVENTS

     Reference is made to the press release of Registrant, issued on March 5, 2001, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.

     ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  EXHIBITS.
               The following exhibit is filed with the report on Form 8-K:

               Exhibit 99.1. Press Release of Registrant dated March 5, 2001.


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     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 6, 2001                               IWERKS ENTERTAINMENT, INC



                                            By:  /S/ DON IWERKS
                                                -------------------------------
                                                   Don Iwerks
                                                   Chairman


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